Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Second Quarter Results and EchoPark® Expansion

CHARLOTTE, N.C. – July 28, 2017 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter of 2017.

Second Quarter 2017 Results & Announcements

•	EchoPark stores retailed 2,049 units, up 80.4% over the prior year quarter

•	Accelerated expansion of an additional 15 EchoPark stores by the end of 2018

•	Record Q2 pre-owned units of 30,536 contributing gross profit of $40.0 million

•	All-time record quarterly fixed operations gross profit of $173.1 million, up 2.9% over the prior year quarter

•	Record Q2 F&I gross profit and gross profit per retail unit of $86.9 million and $1,379, respectively

•	Record Q2 total gross profit of $360.6 million, up 2.1% over the prior year quarter

•	Repurchased 1.2 million Class A shares (approximately 2.6% of outstanding stock) for $22.0 million and declared $0.05/share dividend

•	GAAP continuing operations net income of $12.3 million with EPS of $0.27 per diluted share

•	Adjusted continuing operations net income of $17.9 million with adjusted EPS of $0.40 per diluted share

GAAP Basis

Net income from continuing operations for the second quarter of 2017 was $12.3 million, or $0.27 per diluted share. These results include charges related to fixed asset impairments, weather-related physical damage costs, legal matters, and charges associated with closing and relocating stores. Also included in the GAAP reported amounts for the second quarter of 2017 is a net after-tax loss from operations related to EchoPark of $4.7 million, or $0.11 per diluted share.

Comparatively, net income from continuing operations for the second quarter of 2016 was $23.0 million, or $0.50 per diluted share. Included in the GAAP reported amounts for the second quarter of 2016 is a net after-tax loss from operations related to EchoPark of $2.0 million, or $0.04 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the second quarter of 2017 was $17.9 million, or $0.40 per diluted share. There were no adjustments in the second quarter of 2016. The adjustments in the 2017 quarterly period relate to fixed asset impairments, weather-related physical damage costs, legal matters, and charges associated with closing and relocating stores.

Commentary

Jeff Dyke, Sonic’s EVP of Operations, stated, “Given our performance at EchoPark, we are accelerating our expansion into the Carolinas, Florida, Georgia and Texas markets. Our Colorado stores were cash flow positive in the quarter. Currently, we have more than 15 locations in the aforementioned markets that will break ground in 2017 and 2018.”

“The new vehicle retail sales environment continues to be challenging in Houston and across certain brands. Our exposure to BMW, coupled with economic conditions in Houston’s energy corridor, pressured sales and profitability in the second quarter. On a same store basis, our new vehicle unit sales declined 3.0% compared to the prior year quarter. This decline was slightly higher than the overall SAAR decline of 2.9%. Other parts of the business, however, continue to experience growth. We were able to grow used vehicle, fixed operations and F&I (finance and insurance) gross profit during the quarter which is a testament to the dealer operating model. In addition, our operations and financial management teams have been busy during the quarter adjusting our cost structure in various areas to compensate for increased competition that has pressured margins. We expect this highly competitive retail landscape to continue and possibly intensify over the next several quarters as dealers balance volume and gross per unit expectations.”

B. Scott Smith, the Company’s Chief Executive Officer, noted, “Our activities in the quarter continue to support our long-term growth strategies. During the second quarter, we opened our new open point Audi store in Pensacola, Florida and our sixth EchoPark store in Colorado. We believe these investments will offer strong earning streams as the underlying businesses mature. Year to date, we also invested approximately $30 million returning capital to stockholders through dividends and share repurchases. Our facilities teams have been extremely busy as well, evidenced by the $121 million invested in capital expenditures during the first half of 2017. We are committed to offering the best customer buying experience in the industry, which includes state of the art facilities at both our franchised dealerships and EchoPark stores.”

“Based on results experienced in the first half of the year and our forecast for the remainder of 2017, we are updating our earnings guidance. We currently project adjusted diluted earnings per share from continuing operations for 2017 to be between $1.85 and $1.95 per share ($1.49 and $1.59 per diluted share, on an unadjusted GAAP basis). This range includes the effect of projected EchoPark results and expansion. We are also now projecting an adjusted loss related to EchoPark for 2017 of between $0.29 and $0.33 per diluted share ($0.32 and $0.36 per diluted share, on an unadjusted GAAP basis). We will have additional comments on our guidance in our earnings call later today.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on September 15, 2017. The dividend will be payable on October 13, 2017.

Second Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 48697046

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 48697046

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward Looking Statements

Included herein are forward-looking statements, including statements with respect to our 2017 earnings expectations, our long-term strategy, the anticipated expansion of our EchoPark business and our franchised dealerships, and our expectation that the highly competitive retail landscape will continue and possibly intensify over the next several quarters. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Results of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,247,318	$1,269,843	$2,394,699	$2,419,280
Fleet vehicles	27,751	16,621	52,302	31,754

Total new vehicles	1,275,069	1,286,464	2,447,001	2,451,034
Used vehicles	641,891	622,186	1,276,364	1,220,540
Wholesale vehicles	40,765	38,245	87,076	82,620

Total vehicles	1,957,725	1,946,895	3,810,441	3,754,194
Parts, service and collision repair	361,113	351,329	713,156	697,384
Finance, insurance and other, net	86,908	84,088	169,971	165,361

Total revenues	2,405,746	2,382,312	4,693,568	4,616,939
Gross profit	360,618	353,305	710,965	698,455
Selling, general and administrative expenses	(293,931)	(277,204)	(586,165)	(561,580)
Impairment charges	(2,605)	(151)	(3,115)	(151)
Depreciation and amortization	(21,911)	(18,905)	(43,065)	(37,374)

Operating income (loss)	42,171	57,045	78,620	99,350
Other income (expense):
Interest expense, floor plan	(9,144)	(6,690)	(17,531)	(13,126)
Interest expense, other, net	(12,764)	(12,205)	(26,172)	(24,544)
Other income (expense), net	7	6	(14,495)	110

Total other income (expense)	(21,901)	(18,889)	(58,198)	(37,560)

Income (loss) from continuing operations before taxes	20,270	38,156	20,422	61,790
Provision for income taxes for continuing operations - benefit (expense)	(7,956)	(15,113)	(8,128)	(24,283)

Income (loss) from continuing operations	12,314	23,043	12,294	37,507

Income (loss) from discontinued operations	(182)	(221)	(703)	(61)

Net income (loss)	$12,132	$22,822	$11,591	$37,446

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.27	$0.50	$0.27	$0.81
Earnings (loss) per share from discontinued operations	—	—	(0.01)	(0.01)

Earnings (loss) per common share	$0.27	$0.50	$0.26	$0.80

Weighted average common shares outstanding	44,810	45,924	44,976	46,523

Gross Margin Data (Continuing Operations):
New retail vehicles	5.1%	5.2%	5.1%	5.1%
Fleet vehicles	(2.8% )	0.9%	(1.9% )	0.6%
Total new vehicles	4.9%	5.1%	4.9%	5.1%
Used vehicles	6.2%	5.9%	6.3%	6.3%
Wholesale vehicles	(4.7% )	(4.8% )	(3.5% )	(3.5% )
Parts, service and collision repair	47.9%	47.9%	48.0%	47.9%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	15.0%	14.8%	15.1%	15.1%

SG&A Expenses (Continuing Operations):
Compensation	$171,182	$166,560	$347,729	$335,601
Advertising	15,344	15,499	30,602	30,847
Rent	19,110	18,508	37,598	37,228
Other	88,295	76,637	170,236	157,904

Total SG&A expenses	$293,931	$277,204	$586,165	$561,580
SG&A expenses as % of gross profit	81.5%	78.5%	82.4%	80.4%

Operating Margin %	1.8%	2.4%	1.7%	2.2%

Unit Data (Continuing Operations):
New retail units	32,466	33,229	62,336	63,385
Fleet units	682	553	1,307	1,002

Total new units	33,148	33,782	63,643	64,387
Used units	30,536	29,287	60,908	58,620
Wholesale units	7,783	7,212	16,090	15,635

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended June 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,570	$12,314		$(182)		$12,132
Effect of participating securities:
Non-vested restricted stock		(9)		—		(9)

Basic earnings (loss) and shares	44,570	$12,305	$0.28	$(182)	$(0.01)	$12,123	$0.27
Effect of dilutive securities:
Stock compensation plans	240

Diluted earnings (loss) and shares	44,810	$12,305	$0.27	$(182)	$—	$12,123	$0.27

Adjustments:
Impairment charges		$2,605		$—		$2,605
Storm damage		4,618		—		4,618
Legal accruals and settlements		1,000		—		1,000
Lease exit adjustments		992		—		992

Total adjustments before taxes		9,215		—		9,215
Income tax effect of above adjustments		(3,617)		—		(3,617)

Effect of adjustments, net of income taxes		$5,598	$0.13	$—	$—	$5,598	$0.13

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (1)		$17,912	$0.40	$(182)	$—	$17,730	$0.40

(1) Net loss attributable to EchoPark® operations was $0.07 per fully diluted share in the three months ended June 30, 2017.

	Three Months Ended June 30, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,731	$23,043		$(221)		$22,822
Effect of participating securities:
Non-vested restricted stock		(13)		—		(13)

Basic earnings (loss) and shares	45,731	$23,030	$0.50	$(221)	$—	$22,809	$0.50
Effect of dilutive securities:
Stock compensation plans	193

Diluted earnings (loss) and shares (2)	45,924	$23,030	$0.50	$(221)	$—	$22,809	$0.50

(2) Net loss attributable to EchoPark® operations was $0.04 per fully diluted share in the three months ended June 30, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Six Months Ended June 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,680	$12,294		$(703)		$11,591
Effect of participating securities:
Non-vested restricted stock		(9)		—		(9)

Basic earnings (loss) and shares	44,680	$12,285	$0.27	$(703)	$(0.01)	$11,582	$0.26
Effect of dilutive securities:
Stock compensation plans	296

Diluted earnings (loss) and shares	44,976	$12,285	$0.27	$(703)	$(0.01)	$11,582	$0.26

Adjustments:
Impairment charges		$3,115		$—		$3,115
Storm damage		7,000		—		7,000
Legal accruals and settlements		(149)		—		(149)
Lease exit adjustments		992		—		992
Loss on debt extinguishment		15,268		—		15,268

Total adjustments before taxes		26,226		—		26,226
Income tax effect of above adjustments		(10,294)		—		(10,294)

Effect of adjustments, net of income taxes		$15,932	$0.36	$—	$(0.01)	$15,932	$0.35

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (3)		$28,226	$0.63	$(703)	$(0.02)	$27,523	$0.61

(3) Net loss attributable to EchoPark® operations was $0.15 per fully diluted share in the six months ended June 30, 2017.

	Six Months Ended June 30, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	46,340	$37,507		$(61)		$37,446
Effect of participating securities:
Non-vested restricted stock		(21)		—		(21)

Basic earnings (loss) and shares	46,340	$37,486	$0.81	$(61)	$—	$37,425	$0.81
Effect of dilutive securities:
Stock compensation plans	183

Diluted earnings (loss) and shares	46,523	$37,486	$0.81	$(61)	$(0.01)	$37,425	$0.80

Adjustments:
Storm damage		$6,043		$—		$6,043
Lease exit adjustments		—		(523)		(523)

Total adjustments before taxes		6,043		(523)		5,520
Income tax effect of above adjustments		(2,345)		203		(2,142)

Effect of adjustments, net of income taxes		$3,698	$0.08	$(320)	$—	$3,378	$0.08

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (4)		$41,205	$0.89	$(381)	$(0.01)	$40,824	$0.88

(4) Net loss attributable to EchoPark® operations was $0.09 per fully diluted share in the six months ended June 30, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,275,069	$1,286,464	$(11,395)		(0.9%)
Gross profit	$62,522	$65,866	$(3,344)		(5.1%)
Unit sales	33,148	33,782	(634)		(1.9%)
Revenue per unit	$38,466	$38,081	$385		1.0%
Gross profit per unit	$1,886	$1,950	$(64)		(3.3%)
Gross profit as a % of revenue	4.9%	5.1%	(20	) bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,447,001	$2,451,034	$(4,033)		(0.2%)
Gross profit	$120,800	$124,290	$(3,490)		(2.8%)
Unit sales	63,643	64,387	(744)		(1.2%)
Revenue per unit	$38,449	$38,067	$382		1.0%
Gross profit per unit	$1,898	$1,930	$(32)		(1.7%)
Gross profit as a % of revenue	4.9%	5.1%	(20	) bps

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,258,531	$1,286,464	$(27,933)		(2.2%)
Gross profit	$61,477	$65,842	$(4,365)		(6.6%)
Unit sales	32,767	33,782	(1,015)		(3.0%)
Revenue per unit	$38,408	$38,081	$327		0.9%
Gross profit per unit	$1,876	$1,949	$(73)		(3.7%)
Gross profit as a % of revenue	4.9%	5.1%	(20	) bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,416,646	$2,451,034	$(34,388)		(1.4%)
Gross profit	$119,034	$124,217	$(5,183)		(4.2%)
Unit sales	62,955	64,387	(1,432)		(2.2%)
Revenue per unit	$38,387	$38,067	$320		0.8%
Gross profit per unit	$1,891	$1,929	$(38)		(2.0%)
Gross profit as a % of revenue	4.9%	5.1%	(20	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$641,891	$622,186	$19,705		3.2%
Gross profit	$40,035	$36,969	$3,066		8.3%
Unit sales	30,536	29,287	1,249		4.3%
Revenue per unit	$21,021	$21,244	$(223)		(1.0%)
Gross profit per unit	$1,311	$1,262	$49		3.9%
Gross profit as a % of revenue	6.2%	5.9%	30	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,276,364	$1,220,540	$55,824		4.6%
Gross profit	$80,867	$77,499	$3,368		4.3%
Unit sales	60,908	58,620	2,288		3.9%
Revenue per unit	$20,956	$20,821	$135		0.6%
Gross profit per unit	$1,328	$1,322	$6		0.5%
Gross profit as a % of revenue	6.3%	6.3%	0	bps

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$618,082	$621,748	$(3,666)		(0.6%)
Gross profit	$37,209	$35,919	$1,290		3.6%
Unit sales	29,388	29,267	121		0.4%
Revenue per unit	$21,032	$21,244	$(212)		(1.0%)
Gross profit per unit	$1,266	$1,227	$39		3.2%
Gross profit as a % of revenue	6.0%	5.8%	20	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,233,473	$1,220,103	$13,370		1.1%
Gross profit	$75,495	$74,910	$585		0.8%
Unit sales	58,846	58,600	246		0.4%
Revenue per unit	$20,961	$20,821	$140		0.7%
Gross profit per unit	$1,283	$1,278	$5		0.4%
Gross profit as a % of revenue	6.1%	6.1%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$40,765	$38,245	$2,520		6.6%
Gross profit (loss)	$(1,917)	$(1,839)	$(78)		(4.2%)
Unit sales	7,783	7,212	571		7.9%
Revenue per unit	$5,238	$5,303	$(65)		(1.2%)
Gross profit (loss) per unit	$(246)	$(255)	$9		3.5%
Gross profit (loss) as a % of revenue	(4.7% )	(4.8% )	10	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$87,076	$82,620	$4,456		5.4%
Gross profit (loss)	$(3,087)	$(2,917)	$(170)		(5.8%)
Unit sales	16,090	15,635	455		2.9%
Revenue per unit	$5,412	$5,284	$128		2.4%
Gross profit (loss) per unit	$(192)	$(187)	$(5)		(2.7%)
Gross profit (loss) as a % of revenue	(3.5% )	(3.5% )	0	bps

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$39,524	$38,246	$1,278		3.3%
Gross profit (loss)	$(1,909)	$(1,840)	$(69)		(3.8%)
Unit sales	7,577	7,212	365		5.1%
Revenue per unit	$5,216	$5,303	$(87)		(1.6%)
Gross profit (loss) per unit	$(252)	$(255)	$3		1.2%
Gross profit (loss) as a % of revenue	(4.8% )	(4.8% )	0	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$84,784	$82,599	$2,185		2.6%
Gross profit (loss)	$(2,994)	$(2,915)	$(79)		(2.7%)
Unit sales	15,697	15,630	67		0.4%
Revenue per unit	$5,401	$5,285	$116		2.2%
Gross profit (loss) per unit	$(191)	$(187)	$(4)		(2.1%)
Gross profit (loss) as a % of revenue	(3.5% )	(3.5% )	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$139,194	$149,248	$(10,054)		(6.7%)
Warranty	72,661	54,812	17,849		32.6%
Wholesale parts	42,806	44,021	(1,215)		(2.8%)
Internal, sublet and other	106,452	103,248	3,204		3.1%

Total	$361,113	$351,329	$9,784		2.8%

Gross profit
Customer pay	$74,344	$81,323	$(6,979)		(8.6%)
Warranty	40,319	29,449	10,870		36.9%
Wholesale parts	7,331	7,797	(466)		(6.0%)
Internal, sublet and other	51,076	49,652	1,424		2.9%

Total	$173,070	$168,221	$4,849		2.9%

Gross profit as a % of revenue
Customer pay	53.4%	54.5%	(110	) bps
Warranty	55.5%	53.7%	180	bps
Wholesale parts	17.1%	17.7%	(60	) bps
Internal, sublet and other	48.0%	48.1%	(10	) bps
Total	47.9%	47.9%	0	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$277,328	$296,642	$(19,314)		(6.5%)
Warranty	142,579	112,371	30,208		26.9%
Wholesale parts	86,087	89,331	(3,244)		(3.6%)
Internal, sublet and other	207,162	199,040	8,122		4.1%

Total	$713,156	$697,384	$15,772		2.3%

Gross profit
Customer pay	$147,784	$161,680	$(13,896)		(8.6%)
Warranty	78,989	60,775	18,214		30.0%
Wholesale parts	14,881	15,738	(857)		(5.4%)
Internal, sublet and other	100,760	96,029	4,731		4.9%

Total	$342,414	$334,222	$8,192		2.5%

Gross profit as a % of revenue
Customer pay	53.3%	54.5%	(120	) bps
Warranty	55.4%	54.1%	130	bps
Wholesale parts	17.3%	17.6%	(30	) bps
Internal, sublet and other	48.6%	48.2%	40	bps
Total	48.0%	47.9%	10	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$138,408	$149,246	$(10,838)		(7.3%)
Warranty	72,325	54,812	17,513		32.0%
Wholesale parts	42,478	44,021	(1,543)		(3.5%)
Internal, sublet and other	103,273	103,231	42		0.0%

Total	$356,484	$351,310	$5,174		1.5%

Gross profit
Customer pay	$73,942	$81,322	$(7,380)		(9.1%)
Warranty	40,129	29,543	10,586		35.8%
Wholesale parts	7,239	7,797	(558)		(7.2%)
Internal, sublet and other	49,803	49,470	333		0.7%

Total	$171,113	$168,132	$2,981		1.8%

Gross profit as a % of revenue
Customer pay	53.4%	54.5%	(110	) bps
Warranty	55.5%	53.9%	160	bps
Wholesale parts	17.0%	17.7%	(70	) bps
Internal, sublet and other	48.2%	47.9%	30	bps
Total	48.0%	47.9%	10	bps

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$275,827	$296,640	$(20,813)		(7.0%)
Warranty	141,914	112,371	29,543		26.3%
Wholesale parts	85,705	89,331	(3,626)		(4.1%)
Internal, sublet and other	202,482	199,023	3,459		1.7%

Total	$705,928	$697,365	$8,563		1.2%

Gross profit
Customer pay	$147,031	$161,679	$(14,648)		(9.1%)
Warranty	78,568	60,825	17,743		29.2%
Wholesale parts	14,776	15,739	(963)		(6.1%)
Internal, sublet and other	98,216	95,538	2,678		2.8%

Total	$338,591	$333,781	$4,810		1.4%

Gross profit as a % of revenue
Customer pay	53.3%	54.5%	(120	) bps
Warranty	55.4%	54.1%	130	bps
Wholesale parts	17.2%	17.6%	(40	) bps
Internal, sublet and other	48.5%	48.0%	50	bps
Total	48.0%	47.9%	10	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$86,908	$84,088	$2,820	3.4%
Gross profit per retail unit (excludes fleet)	$1,379	$1,345	$34	2.5%

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$169,971	$165,361	$4,610	2.8%
Gross profit per retail unit (excludes fleet)	$1,379	$1,355	$24	1.8%

	Three Months Ended June 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$84,457	$83,884	$573	0.7%
Gross profit per retail unit (excludes fleet)	$1,374	$1,342	$32	2.4%

	Six Months Ended June 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$165,318	$164,736	$582	0.4%
Gross profit per retail unit (excludes fleet)	$1,372	$1,350	$22	1.6%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended June 30,			Better / (Worse)
	2017		2016	Change		% Change
	(In thousands)
Reported:
Compensation	$171,182		$166,560	$(4,622)		(2.8%)
Advertising	15,344		15,499	155		1.0%
Rent	19,110		18,508	(602)		(3.3%)
Other	88,295		76,637	(11,658)		(15.2%)

Total SG&A expenses	$293,931		$277,204	$(16,727)		(6.0%)

Adjustments:
Storm damage	$(4,618)		$—
Legal accruals and settlements	(1,000)		—
Lease exit adjustments	(992)		—

Total SG&A adjustments	$(6,610)		$—

Adjusted:

Total adjusted SG&A expenses	$287,321		$277,204	$(10,117)		(3.6%)

Reported:
SG&A expenses as a % of gross profit
Compensation	47.5%		47.1%	(40	) bps
Advertising	4.3%		4.4%	10	bps
Rent	5.3%		5.2%	(10	) bps
Other	24.4%		21.8%	(260	) bps

Total SG&A expenses as a % of gross profit	81.5%		78.5%	(300	) bps

Adjustments:
Storm damage	(1.2%	)	0.0%
Legal accruals and settlements	(0.3%	)	0.0%
Lease exit adjustments	(0.3%	)	0.0%

Total effect of adjustments	(1.8%	)	0.0%

Adjusted:

Total adjusted SG&A as a % of gross profit	79.7%		78.5%	(120	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Six Months Ended June 30,				Better / (Worse)
	2017		2016		Change		% Change
	(In thousands)
Reported:
Compensation	$347,729		$335,601		$(12,128)		(3.6%)
Advertising	30,602		30,847		245		0.8%
Rent	37,598		37,228		(370)		(1.0%)
Other	170,236		157,904		(12,332)		(7.8%)

Total SG&A expenses	$586,165		$561,580		$(24,585)		(4.4%)

Adjustments:
Storm damage	$(7,000)		$(6,043)
Legal accruals and settlements	149		—
Lease exit adjustments	(992)		—

Total SG&A adjustments	$(7,843)		$(6,043)

Adjusted:

Total adjusted SG&A expenses	$578,322		$555,537		$(22,785)		(4.1%)

Reported:
SG&A expenses as a % of gross profit
Compensation	48.9%		48.0%		(90	) bps
Advertising	4.3%		4.4%		10	bps
Rent	5.3%		5.3%		0	bps
Other	23.9%		22.7%		(120	) bps

Total SG&A expenses as a % of gross profit	82.4%		80.4%		(200	) bps

Adjustments:
Storm damage	(1.0%	)	(0.9%	)
Legal accruals and settlements	0.1%		0.0%
Lease exit adjustments	(0.2%	)	0.0%

Total effect of adjustments	(1.1%	)	(0.9%	)

Adjusted:

Total adjusted SG&A as a % of gross profit	81.3%		79.5%		(180	) bps

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439